UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 31, 2009

SAN DIEGO GAS & ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-3779	95-1184800
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8326 CENTURY PARK COURT, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2009, Jeffery W. Martin was elected as a director of Pacific Enterprises, San Diego Gas & Electric Company and Southern California Gas Company by the respective Boards of Directors of the three companies. Mr. Martin, age 47, is the Vice President of Investor Relations of Sempra Energy, of which each of the three companies is a subsidiary. Prior to joining Sempra Energy in December 2004, Mr. Martin was the President and a director of TruePricing, Inc., an energy technology and advanced metering company.

Mr. Martin succeeds Mark A. Snell who on March 31, 2009, resigned as a director of each of the three companies to provide additional time for his continuing duties as an Executive Vice President and the Chief Financial Officer of Sempra Energy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAN DIEGO GAS & ELECTRIC COMPANY
(Registrant)

Date: April 3, 2009	By: /s/ Robert Schlax
Robert Schlax Vice President, Controller and Chief Financial Officer

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